Asset Retirement Obligations	12 Months Ended
Dec. 31, 2018
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligations
12. ASSET RETIREMENT OBLIGATIONS

The following table provides a summary of changes in asset retirement obligations:

	Year Ended December 31,
thousands	2018	2017
Carrying amount of asset retirement obligations at beginning of year	$154,571	$150,082
Liabilities incurred	34,558	17,932
Liabilities settled	(12,432)	(10,468)
Accretion expense	7,909	7,339
Revisions in estimated liabilities	141,356	(10,314)
Carrying amount of asset retirement obligations at end of year	$325,962	$154,571

The liabilities incurred for the year ended December 31, 2018, represented additions in asset retirement obligations primarily due to capital expansions at the West Texas and DJ Basin complexes, the DBM water systems and the DBM oil system. Revisions in estimated liabilities for the year ended December 31, 2018, primarily included (i) $71.8 million related to changes in expected settlement costs and timing, primarily at the DJ Basin and West Texas complexes and the MGR assets, and (ii) $43.4 million related to the shutdown of the Third Creek gathering system during the second quarter of 2018. See Note 1 for further information.
The liabilities incurred for the year ended December 31, 2017, represented additions in asset retirement obligations primarily due to (i) capital expansions at the DJ Basin and DBM complexes and the DBJV system, (ii) the Property Exchange in March 2017 and (iii) the start-up of the DBM water systems in 2017. Revisions in estimated liabilities for the year ended December 31, 2017, were related to (i) changes in expected settlement costs and timing primarily at the Hilight system and the DJ Basin and DBM complexes, and (ii) changes in property lives primarily at the Granger, DJ Basin and DBM complexes and the Hilight and DBJV systems.